UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 21, 2003
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                          FRANKFORT FIRST BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)


       Delaware                           0-26360                61-1271129
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(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization           File Number          Identification No.)



                  216 W. Main Street, Frankfort, Kentucky          40601
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               (Address of Principal Executive Offices)       (Zip Code)



       Registrant's telephone number, including area code: (502) 223-1638

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable.


     (b)  Not applicable.


     (c)  The following exhibit is filed herewith:


          Exhibit 99               Press Release dated October 21, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On October 21, 2003,  the Company  issued a press  release  announcing  its unaudited financial results for the three month period ended September 30, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FRANKFORT FIRST BANCORP, INC.



Date: October 21, 2003                      By:/s/ Don Jennings
                                               ----------------------
                                               Don Jennings
                                               President and Chief
                                                Executive Officer